                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher, James O. Rollans and Stephen F. Hull, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 1999.


                                              /s/ PHILIP J. CARROLL, JR.
                                              ----------------------------------
                                              Name: Philip J. Carroll, Jr.
                                              ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher, James O. Rollans and Stephen F. Hull, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 1999.

                                              /s/ JAMES O. ROLLANS
                                              ----------------------------------
                                              Name: James O. Rollans
                                              ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Vice President and Controller of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher and Stephen F. Hull, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 1999.

                                              /s/ VICTOR L. PRECHTL
                                              ----------------------------------
                                              Name: Victor L. Prechtl
                                              ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher, James O. Rollans and Stephen F. Hull, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 1999.

                                              /s/ DONALD L. BLANKENSHIP
                                              ----------------------------------
                                              Name: Donald L. Blankenship
                                              ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher, James O. Rollans and Stephen F. Hull, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 1999.

                                              /s/ CARROLL A. CAMPBELL, JR.
                                              ----------------------------------
                                              Name: Carroll A. Campbell, Jr.
                                              ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher, James O. Rollans and Stephen F. Hull, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 19th day of January, 1999.


                                              /s/ PETER J. FLUOR
                                              ----------------------------------
                                              Name: Peter J. Fluor
                                              ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher, James O. Rollans and Stephen F. Hull, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 19th day of January, 1999.


                                              /s/ DAVID P. GARDNER
                                              ----------------------------------
                                              Name: David P. Gardner
                                              ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher, James O. Rollans and Stephen F. Hull, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 1999.

                                              /s/ THOMAS L. GOSSAGE
                                              ----------------------------------
                                              Name: Thomas L. Gossage
                                              ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher, James O. Rollans and Stephen F. Hull, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 19th day of January, 1999.


                                              /s/ BOBBY R. INMAN
                                              ----------------------------------
                                              Name: Bobby R. Inman
                                              ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher, James O. Rollans and Stephen F. Hull, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 19th day of January, 1999.


                                              /s/ VILMA S. MARTINEZ
                                              ----------------------------------
                                              Name: Vilma S. Martinez
                                              ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher, James O. Rollans and Stephen F. Hull, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 1999.

                                              /s/ DEAN R. O'HARE
                                              ----------------------------------
                                              Name: Dean R. O'Hare
                                              ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher, James O. Rollans and Stephen F. Hull, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 1999.

                                              /s/ ROBIN W. RENWICK
                                              ----------------------------------
                                              Name: Lord Robin W. Renwick,
                                                    K.C.M.G.
                                              ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher, James O. Rollans and Stephen F. Hull, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 19th day of January, 1999.


                                              /s/ MARTHA R. SEGER
                                              ----------------------------------
                                              Name: Martha R. Seger
                                              ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher, James O. Rollans and Stephen F. Hull, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 19th day of January, 1999.


                                              /s/ JAMES C. STEIN
                                              ----------------------------------
                                              Name: James C. Stein
                                              ----------------------------------